                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Partners
1999 Broadway Associates Limited Partnership

         As independent public accountants, we hereby consent to the incorporation by reference in this proxy statement of our report dated March 15, 1996, included in 1999 Broadway Associates Limited Partnership's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this proxy statement.

ARTHUR ANDERSEN, LLP

Boston, Massachusetts
September 23, 1997

                                    II - 6